Amendment No. 2 to Stockholders' Agreement

      Amendment No. 2, dated as of January 23, 1998, to the Stockholders' Agreement, dated as of March 4, 1997 (the "Stockholders' Agreement"), by and among Packard BioScience Company, a Delaware corporation ("Packard"), the Management Stockholders listed in Schedule 1 thereto, the Non-Management Stockholders listed in Schedule 2 thereto, Merrill Lynch KECALP L.P. 1994, KECALP Inc. and Stonington Capital Appreciation 1994 Fund, L.P.

      WHEREAS, pursuant to, and in accordance with, Section 6.4 of the Stockholders' Agreement, the parties hereto wish to amend the Stockholders' Agreement on the terms contained herein.

      NOW THEREFORE, the parties hereto agree as follows:

      1. Amendments. The Stockholders' Agreement is hereby amended as follows:

            (a) Definitions.

                  (i) The definition of the term "Institutional Investors" set forth in the preamble to the Agreement is hereby amended by adding Merrill Lynch KECALP L.P. 1997 thereto.

      2. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the application of principles of conflicts law.

      3. Reaffirmation. In all respect not inconsistent with the terms and provisions of this Agreement No. 2, the Stockholders' Agreement shall continue to be in full force and effect in accordance with the terms and conditions thereof, and is hereby ratified, adopted, approved and confirmed. From and after the date hereof, each reference to the Stockholders' Agreement in any other instrument or document shall be deemed a reference to the Stockholders' Agreement as amended hereby, unless the context otherwise requires.

      4. Waiver. None of the execution, delivery or performance of this Amendment No. 2 shall operate as waiver of any condition, power, remedy or right exercisable in accordance with the Stockholders' Agreement, or constitute a waiver of any provision of the Stockholders' Agreement, except as expressly provided herein.

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      IN WITNESS WHEREOF, each of the parties hereto has duly executed this
Amendment No. 2, or has caused this Amendment No. 2 to be duly executed, as of the date first above written.

                                    PACKARD BIOSCIENCE COMPANY

                                    By: /s/ Ben D. Kaplan
                                        ----------------------------------------
                                        Name:  Ben D. Kaplan
                                        Title: Vice President and Chief
                                               Financial Officer


                                    STONINGTON CAPITAL APPRECIATION
                                        1994 FUND, L.P.

                                    By: Stonington Partners, L.P.,
                                          its general partner

                                    By: Stonington Partners, Inc. II,
                                          its general partner

                                    By: /s/ Judith A. Witterschein
                                        ----------------------------------------
                                        Name:  Judith A. Witterschein
                                        Title: Vice President & Secretary


                                            /s/ Emery G. Olcott
                                    --------------------------------------------
                                                Emery G. Olcott


                                          /s/ Richard T. McKernan
                                    --------------------------------------------
                                              Richard T. McKernan


                                              /s/ George Serrano
                                    --------------------------------------------
                                                  George Serrano


                                              /s/ Orren Tench
                                    --------------------------------------------
                                                  Orren Tench